SUBLICENSE AGREEMENT

(as amended March 2, 2020)

SCHEDULE A

INDEX	FUND
JP Morgan Diversified Factor Emerging Markets Equity Index (FTSE Emerging Diversified Factor Index before June 15, 2018)	JPMorgan Diversified Return Emerging Markets Equity ETF

JP Morgan Diversified Factor Europe Equity Index (FTSE Developed Europe Diversified Factor Index before June 15, 2018)	JPMorgan Diversified Return Europe Equity ETF

JP Morgan Diversified Factor Global Developed Equity Index (FTSE Developed Diversified Factor Index before June 15, 2018	JPMorgan Diversified Return Global Equity Fund

FTSE Developed ex North America Diversified Factor Index (JP Morgan Diversified Factor International Equity Index before June 15, 2018)	JPMorgan Diversified Return International Equity Fund

JP Morgan Diversified Factor US Equity Index (Russell 1000 Diversified Factor Index before June 22, 2018)	JPMorgan Diversified Return U.S. Equity Fund

JP Morgan Diversified Factor US Mid Cap Equity Index (Russell Midcap Diversified Factor Index before June 22, 2018)	JPMorgan Diversified Return U.S. Mid Cap Equity ETF

JP Morgan Diversified Factor US Small Cap Equity Index (Russell 2000 Diversified Factor Index before June 22, 2018	JPMorgan Diversified Return U.S. Small Cap Equity ETF

JP Morgan US Dividend Index	JPMorgan U.S. Dividend ETF

JP Morgan US Minimum Volatility Index	JPMorgan U.S. Minimum Volatility ETF

JP Morgan US Momentum Factor Index	JPMorgan U.S. Momentum Factor ETF

JP Morgan US Quality Factor Index	JPMorgan U.S. Quality Factor ETF

JP Morgan US Value Factor Index	JPMorgan U.S. Value Factor ETF

JPMorgan Emerging Markets Risk-Aware Bond Index	JPMorgan USD Emerging Markets Sovereign Bond ETF

Morningstar Canada Target Market Exposure Index	JPMorgan BetaBuilders Canada ETF

Morningstar Developed Asia Pacific ex-Japan Target Market Exposure Index	JPMorgan BetaBuilders Developed Asia ex-Japan ETF

Morningstar Developed Europe Target Market Exposure Index	JPMorgan BetaBuilders Europe ETF

Morningstar Japan Target Market Exposure Index	JPMorgan BetaBuilders Japan ETF

MSCI US REIT Index	JPMorgan BetaBuilders MSCI US REIT ETF

Bloomberg Barclays Short-Term U.S. Aggregate Bond Index	JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF

Morningstar US Target Market Exposure Index	JPMorgan BetaBuilders U.S. Equity ETF

Morningstar Developed Markets ex-North America Target Market Exposure Index	JPMorgan BetaBuilders International Equity ETF

Morningstar US Mid Cap Target Market Exposure Extended Index	JPMorgan BetaBuilders U.S. Mid Cap Equity ETF

J.P. MORGAN INVESTMENT MANAGEMENT INC.

Signature:
By:
Title:

J.P. MORGAN EXCHANGE-TRADED FUND TRUST

Signature:
By:
Title: